Form N-SAR

Sub-Item 77Q1(e)

Copies of new or amended Registrant investment advisory contracts

2-34393, 811-1879

Form of Investment Advisory Agreement for Janus Henderson Emerging Markets Fund is incorporated herein by reference to Exhibit (d)(249) to Post-Effective Amendment No. 242 to Janus Investment Fund registration statement on Form N-1A, filed on February 16, 2017; accession number 0001193125-17-046853 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Investment Advisory Agreement has been signed by Michelle R. Rosenberg and Kathryn Santoro.

Form of Investment Sub-Advisory Agreement for Janus Henderson Emerging Markets Fund is incorporated herein by reference to Exhibit (d)(250) to Post-Effective Amendment No. 242 to Janus Investment Fund registration statement on Form N-1A, filed on February 16, 2017; accession number 0001193125-17-046853 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Investment Sub-Advisory Agreement has been signed by Michelle R. Rosenberg and James G. O’Brien.

Form of Investment Advisory Agreement for Janus Henderson International Opportunities Fund is incorporated herein by reference to Exhibit (d)(251) to Post-Effective Amendment No. 242 to Janus Investment Fund registration statement on Form N-1A, filed on February 16, 2017; accession number 0001193125-17-046853 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Investment Advisory Agreement has been signed by Michelle R. Rosenberg and Kathryn Santoro.

Form of Investment Sub-Advisory Agreement for Janus Henderson International Opportunities Fund is incorporated herein by reference to Exhibit (d)(252) to Post-Effective Amendment No. 242 to Janus Investment Fund registration statement on Form N-1A, filed on February 16, 2017; accession number 0001193125-17-046853 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Investment Sub-Advisory Agreement has been signed by Michelle R. Rosenberg and James G. O’Brien.

Form of Investment Advisory Agreement for Janus Henderson Global Equity Income Fund is incorporated herein by reference to Exhibit (d)(253) to Post-Effective Amendment No. 242 to Janus Investment Fund registration statement on Form N-1A, filed on February 16, 2017; accession number 0001193125-17-046853 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Investment Advisory Agreement has been signed by Michelle R. Rosenberg and Kathryn Santoro.

Form of Investment Sub-Advisory Agreement for Janus Henderson Global Equity Income Fund is incorporated herein by reference to Exhibit (d)(254) to Post-Effective Amendment No. 242 to Janus Investment Fund registration statement on Form N-1A, filed on February 16, 2017; accession number 0001193125-17-046853 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Investment Sub-Advisory Agreement has been signed by Michelle R. Rosenberg and James G. O’Brien.

Form of Investment Advisory Agreement for Janus Henderson European Focus Fund is incorporated herein by reference to Exhibit (d)(255) to Post-Effective Amendment No. 242 to Janus Investment Fund registration statement on Form N-1A, filed on February 16, 2017; accession number 0001193125-17-046853 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Investment Advisory Agreement has been signed by Michelle R. Rosenberg and Kathryn Santoro.

Form of Investment Sub-Advisory Agreement for Janus Henderson European Focus Fund is incorporated herein by reference to Exhibit (d)(256) to Post-Effective Amendment No. 242 to Janus Investment Fund registration statement on Form N-1A, filed on February 16, 2017; accession number 0001193125-17-046853 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Investment Sub-Advisory Agreement has been signed by Michelle R. Rosenberg and James G. O’Brien.

Form of Investment Advisory Agreement for Janus Henderson Strategic Income Fund is incorporated herein by reference to Exhibit (d)(257) to Post-Effective Amendment No. 242 to Janus Investment Fund registration statement on Form N-1A, filed on February 16, 2017; accession number 0001193125-17-046853 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Investment Advisory Agreement has been signed by Michelle R. Rosenberg and Kathryn Santoro.

Form of Investment Sub-Advisory Agreement for Janus Henderson Strategic Income Fund is incorporated herein by reference to Exhibit (d)(258) to Post-Effective Amendment No. 242 to Janus Investment Fund registration statement on Form N-1A, filed on February 16, 2017; accession number 0001193125-17-046853 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Investment Sub-Advisory Agreement has been signed by Michelle R. Rosenberg and James G. O’Brien.

Form of Investment Advisory Agreement for Janus Henderson All Asset Fund is incorporated herein by reference to Exhibit (d)(259) to Post-Effective Amendment No. 242 to Janus Investment Fund registration statement on Form N-1A, filed on February 16, 2017; accession number 0001193125-17-046853 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Investment Advisory Agreement has been signed by Michelle R. Rosenberg and Kathryn Santoro.

Form of Investment Sub-Advisory Agreement for Janus Henderson All Asset Fund is incorporated herein by reference to Exhibit (d)(260) to Post-Effective Amendment No. 242 to Janus Investment Fund registration statement on Form N-1A, filed on February 16, 2017; accession number 0001193125-17-046853 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Investment Sub-Advisory Agreement has been signed by Michelle R. Rosenberg and James G. O’Brien.

Form of Investment Advisory Agreement for Janus Henderson International Long/Short Equity Fund is incorporated herein by reference to Exhibit (d)(261) to Post-Effective Amendment No. 242 to Janus Investment Fund registration statement on Form N-1A, filed on February 16, 2017; accession number 0001193125-17-046853 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Investment Advisory Agreement has been signed by Michelle R. Rosenberg and Kathryn Santoro.

Form of Investment Sub-Advisory Agreement for Janus Henderson International Long/Short Equity Fund is incorporated herein by reference to Exhibit (d)(262) to Post-Effective Amendment No. 242 to Janus Investment Fund registration statement on Form N-1A, filed on February 16, 2017; accession number 0001193125-17-046853 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Investment Sub-Advisory Agreement has been signed by Michelle R. Rosenberg and James G. O’Brien.

Form of Investment Advisory Agreement for Janus Henderson Dividend & Income Builder Fund is incorporated herein by reference to Exhibit (d)(263) to Post-Effective Amendment No. 242 to Janus Investment Fund registration statement on Form N-1A, filed on February 16, 2017; accession number 0001193125-17-046853 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Investment Advisory Agreement has been signed by Michelle R. Rosenberg and Kathryn Santoro.

Form of Investment Sub-Advisory Agreement for Janus Henderson Dividend & Income Builder Fund is incorporated herein by reference to Exhibit (d)(264) to Post-Effective Amendment No. 242 to Janus Investment Fund registration statement on Form N-1A, filed on February 16, 2017; accession number 0001193125-17-046853 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Investment Sub-Advisory Agreement has been signed by Michelle R. Rosenberg and James G. O’Brien.

Form of Investment Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund is incorporated herein by reference to Exhibit (d)(265) to Post-Effective Amendment No. 242 to Janus Investment Fund registration statement on Form N-1A, filed on February 16, 2017; accession number 0001193125-17-046853 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Investment Advisory Agreement has been signed by Michelle R. Rosenberg and Kathryn Santoro.

Form of Investment Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund is incorporated herein by reference to Exhibit (d)(266) to Post-Effective Amendment No. 242 to Janus Investment Fund registration statement on Form N-1A, filed on February 16, 2017; accession number 0001193125-17-046853 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Investment Sub-Advisory Agreement has been signed by Michelle R. Rosenberg and James G. O’Brien.

Form of Investment Advisory Agreement for Janus Henderson International Small Cap Fund is incorporated herein by reference to Exhibit (d)(267) to Post-Effective Amendment No. 242 to Janus Investment Fund registration statement on Form N-1A, filed on February 16, 2017; accession number 0001193125-17-046853 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Investment Advisory Agreement has been signed by Michelle R. Rosenberg and Kathryn Santoro.

Form of Investment Sub-Advisory Agreement for Janus Henderson International Small Cap Fund is incorporated herein by reference to Exhibit (d)(268) to Post-Effective Amendment No. 242 to Janus Investment Fund registration statement on Form N-1A, filed on February 16, 2017; accession number 0001193125-17-046853 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Investment Sub-Advisory Agreement has been signed by Michelle R. Rosenberg and James G. O’Brien.

Investment Advisory Agreement for Janus Henderson Adaptive Global Allocation Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(21) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson Diversified Alternatives Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(22) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson Emerging Markets Managed Volatility Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(23) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson Flexible Bond Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(24) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson Global Allocation Fund - Conservative, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(25) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson Global Allocation Fund - Moderate, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(26) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson Global Allocation Fund - Growth, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(27) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson Global Bond Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(28) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson Global Income Managed Volatility Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(29) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson Global Unconstrained Bond Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(30) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson Government Money Market Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(31) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson High-Yield Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(32) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson International Managed Volatility Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(33) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson Large Cap Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(34) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson Mid Cap Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(35) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson Money Market Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(36) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson Multi-Sector Income Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(37) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson Real Return Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(38) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson Select Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(39) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson Short-Term Bond Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(40) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson Small Cap Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(41) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson U.S. Managed Volatility Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(42) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson Value Plus Income Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(43) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson U.S. Core Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(44) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson Diversified Alternatives Subsidiary, Ltd., dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(45) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson Global Unconstrained Bond Subsidiary, Ltd., dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(46) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Sub-Advisory Agreement for Janus Henderson Emerging Markets Managed Volatility Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(47) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Sub-Advisory Agreement for Janus Henderson Global Income Managed Volatility Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(48) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Sub-Advisory Agreement for Janus Henderson International Managed Volatility Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(49) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Sub-Advisory Agreement for Janus Henderson Large Cap Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(50) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Sub-Advisory Agreement for Janus Henderson Mid Cap Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(51) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Sub-Advisory Agreement for Janus Henderson Select Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(52) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Sub-Advisory Agreement for Janus Henderson Small Cap Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(53) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Sub-Advisory Agreement for Janus Henderson U.S. Managed Volatility Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(54) to Post-Effective Amendment 257 to Janus Investment Fund

registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Sub-Advisory Agreement for Janus Henderson Value Plus Income Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(55) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Sub-Advisory Agreement for Janus Henderson U.S. Core Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(56) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson Asia Equity Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(57) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson Balanced Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(58) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson Contrarian Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(59) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson Enterprise Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(60) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson Forty Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(61) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson Global Life Sciences Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(62) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson Global Real Estate Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(63) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson Global Research Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(64) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson Global Select Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(65) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson Global Technology Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(66) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson Global Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(67) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson Growth and Income Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(68) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson International Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(69) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson Overseas Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(70) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson Research Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(71) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson Triton Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(72) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Henderson Venture Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(73) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Advisory Agreement for Janus Emerging Markets Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(74) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Sub-Advisory Agreement (Janus Capital Singapore Pte. Limited) for Janus Henderson Asia Equity Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(75) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Sub-Advisory Agreement (Henderson Investment Management Limited) for Janus Henderson Asia Equity Fund, dated June 5, 2017, is incorporated herein by reference to Exhibit (d)(76) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Sub-Advisory Agreement (Janus Capital Singapore Pte. Limited) for Janus Emerging Markets Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(77) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Sub-Advisory Agreement (Henderson Investment Management Limited) for Janus Henderson Global Real Estate Fund, dated June 5, 2017, is incorporated herein by reference to Exhibit (d)(78) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Sub-Advisory Agreement for Janus Henderson Global Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(79) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).

Investment Sub-Advisory Agreement for Janus Henderson International Value Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(80) to Post-Effective Amendment 257 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2017; accession number 0001193125-17-255834 (File No. 2-34393).